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Scudder Variable Life Investment Fund

Balanced Portfolio
Bond Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
International Portfolio

Supplement to Prospectus
Dated May 1, 1998

The following supplements information found in the "Investment Objectives and Policies of the Portfolios" section for Growth and Income Portfolio only:

The Fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index.

The  following  section   supplements   information  found  in  the  Portfolios'
prospectus:

EURO CONVERSION

The planned introduction of a new European currency, the Euro, may result in uncertainties for European securities in the markets in which they trade and with respect to the operation of each Portfolio. Currently, the Euro is expected to be introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments that otherwise would not likely occur. Additional questions are raised by the fact that certain other EMU members, including the United Kingdom, will not officially be implementing the Euro on January 1, 1999. If the introduction of the Euro does not take place as planned, there could be negative effects, such as severe currency fluctuations and market disruptions.

Scudder Kemper Investments, Inc., the Fund's investment adviser, is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a portfolio holding is negative, it could hurt the portfolio's performance.

December 18, 1998